UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2016

Central Index Key Number of the issuing entity: 0001676734
Wells Fargo Commercial Mortgage Trust 2016-C35
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001592182
Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0000312070
Barclays Bank PLC

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001541214
C-III Commercial Mortgage LLC

Central Index Key Number of the sponsor: 0001577313
National Cooperative Bank, N.A.

Central Index Key Number of the sponsor: 0001542105
Basis Real Estate Capital II, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-06	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of July 28, 2016, with respect to Wells Fargo Commercial Mortgage Trust 2016-C35. The purpose of this amendment is to (1) file the executed versions of the agreements previously filed as Exhibits 4.1 (the “Pooling and Servicing Agreement”), 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to the Form 8-K and (2) make clerical and other minor revisions to the version of Exhibit 4.1 that was previously filed. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.3	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS Real Estate Securities Inc.

99.5	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.7	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC, and Basis Investment Group LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By: /s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: October 18, 2016

WFCM 2016-C35-8-K/A

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.

99.3	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS Real Estate Securities Inc.

99.5	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.7	Mortgage Loan Purchase Agreement, dated as of July 15, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC, and Basis Investment Group LLC.